UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2003

Nexstar Broadcasting Group, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-86994	23-3083125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Lake Carolyn Parkway, Suite 1450

Irving, Texas 75039

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description
99.1	Slides from presentation by management to investors at the UBS 31ST Annual Media Week Conference on December 10, 2003

Item 9. Regulation FD Disclosure

At approximately 2:30 p.m. EST on December 10, 2003, representatives of Nexstar Broadcasting Group, Inc. (the “Company”) will present the information about the Company described in the slides attached to this report as Exhibit 99.1 to certain investors at the UBS 31ST Annual Media Week Conference. The slides set forth in Exhibit 99.1 are incorporated by reference herein. The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Safe Harbor for Forward-Looking Statements

Some of the statements in Exhibit 99.1 may include forward-looking statements which reflect our current views with respect to future events and financial performance. We have tried to identify forward-looking statements by use of terminology such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” and similar expressions. Forward-looking statements are subject to a number of risks and uncertainties, some of which are beyond our control, including, among other things:

•	our ability to complete future acquisitions, including but not limited to the pending acquisitions, or enter into additional local service agreements;

•	our ability to manage successfully the growth of our operations;

•	our significant amount of debt;

•	the regulatory environment for our industry;

•	competition in our markets;

•	economic conditions in general; and

•	cyclical or other trends in advertising spending.

Our actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by the forward-looking statements. A description of known risks that could cause our actual results to differ appears described in our Final Prospectus (File No. 333-86994) filed with the U.S. Securities and Exchange Commission on November 25, 2003 in connection with our initial public offering. Additional risks of which we are not currently aware could also cause our actual results to differ. In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements. The forward-looking events discussed may not occur. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless a statement is revealed by subsequently discovered information to have been unreasonable or inaccurate at the time made.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

Date: December 10, 2003		/s/ G. Robert Thomspon
	By:	G. Robert Thompson
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slides from presentation by management to investors at the UBS 31ST Annual Media Week Conference on December 10, 2003.